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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report   (Date of earliest event reported):  April 16, 2002

                               Cetalon Corporation
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-32475                                           84-1408762
(Commission File Number)                       (IRS Employer Identification No.)

                               16510 Aston Street
                                Irvine, CA 92614
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (949) 862-5969

                        1801 Century Park East Suite 1830
                          Los Angeles, California 90067

                                 (310) 843-3600
          (Former name or former address, if changed since last report)





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ITEM 4.  CHANGES IN REGISTRANTS'S CERTIFIYING ACCOUNTANT

Effective April 16, 2002, the Registrant dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its independent auditors. Additionally, the Board of Directors approved the engagement of Squar, Milner, Reehl & Williamson, LLP Public Accountants ("Squar Milner") as its independent auditors for the fiscal year ended May 31, 2002, to replace Deloitte & Touche. The decision to change auditors was approved by the Registrant's Board of Directors. The Registrant did not consult with Squar Milner on any matters prior to their retention.

The reports of Deloitte & Touche on the Registrant's financial statements for the fiscal years ended May 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principals, except that such reports contained an explanatory paragraph concerning the Registrant's ability to continue as a going concern.

During the two most recent fiscal years and through April 16, 2002, there were no disagreements with Deloitte and Touche on any matters of accounting principals or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Deloitte & Touche would have caused Deloitte & Touche to make reference to the matter in their report. In connection with the audit of the Registrant's financial statements for the year ended May 31, 2001, Deloitte & Touche reported to the Registrant's Audit Committee that three reportable conditions in the Registrant's internal controls were noted, as follows: (1) The Registrant's accounting, processes, systems and resources did not permit it to close the books and prepare financial statements on a timely basis, (2) various account reconciliation's and analyses were not completed in a timely manner, and (3) the Company did not adequately maintain executed corporate agreements and documentation.

The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do no agree. A copy of that letter is attached hereto as Exhibit 16.1.

ITEM 4.  OTHER EVENTS AND REGULATION FD DISCLOSURES

On April 8, 2002, Jim Mault, Craig Huff and Dan Howells provided notice of their voluntary resignation as members of the Board of Directors to the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

16.1 Letter dated April 17, 2002, from Deloitte & Touche LLP regarding its concurrence with the statements made by the Registrant in this Current Report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to e signed on its behalf by the undersigned thereunto duly authorized.

Dated:            April 22, 2002

CETALON CORP.

/S/      Neil Watanabe
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By:      Neil Watanabe
Its:     Chief Financial Officer

/s/      Elwood Sprenger
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By:      Elwood Sprenger
Its:     Chief Executive Officer